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                                                                    EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT ("Agreement"), dated as of July 25, 2005, is made and entered into by and between CanArgo Energy Corporation, a Delaware corporation ("Company") and Ingalls & Snyder Value Partners L.P. ("Purchaser" and the other Purchasers listed on Schedule A attached hereto, collectively the "Purchasers").

                                    RECITALS

         A. Purchasers have acquired and Company has issued US$25,000,000.00 aggregate principal amount of its Senior Secured Notes due July 25, 2009 ("Company Notes") pursuant to the Note Purchase Agreement ("Purchase Agreement") of even date herewith.

         B. Pursuant to the terms of the Purchase Agreement, the Purchasers acquired rights to convert the Company Notes into shares of the Company's common stock, par value $.10 per share (" Common Stock") in accordance with the terms of the Purchase Agreement and the Company Notes (a "Conversion").

         C. Upon the closing of a Conversion, Company shall authorize and issue to such Purchasers electing so to convert their Company Notes one or more certificates representing the applicable number of shares of Common Stock issuable upon such Conversion of the Company Notes ("Conversion Stock").

         D. The Company has agreed to provide Purchasers with certain rights with respect to all shares of Conversion Stock issuable upon Conversion to register such shares under the Securities Act (as hereinafter defined) for resale. All shares of Conversion Stock issued as of the date of this Agreement or acquired at any time by Purchasers upon Conversion of the Company Notes, other than shares which cease to be Restricted Securities (as hereinafter defined), shall be referred to for the purposes of this Agreement as the "Registrable Securities").

                                    AGREEMENT

         The parties, intending to be legally bound, agree as follows:

                                   ARTICLE 1

                       REGISTRATION RIGHTS AND PROCEDURES

         Section 1.1 Definitions.

         (a) As used in this Agreement, the following terms shall have the meanings:

                    (i) "AFFILIATE" of any specified Person means any other Person who directly, or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract, securities, ownership or otherwise; and the terms "controlling" and "controlled" have the respective meanings correlative to the foregoing.

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                    (ii) "COMMISSION" means the United States Securities and
          Exchange Commission.

                    (iii) "COMMON STOCK" has the meaning ascribed thereto in the Recitals.

                    (iv) "CONVERSION" has the meaning ascribed thereto in the Recitals.

                    (v) "CONVERSION STOCK" has the meaning ascribed thereto in the Recitals.

                    (vi) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

                    (vii) "PURCHASER" has the meaning ascribed thereto in the Recitals and includes each transferee or assignee of Registrable Securities who agrees to become bound by all of the terms and provisions of this Agreement in accordance with Section 4.2 hereof.

                    (viii) "PERSON" means any individual, partnership, corporation, limited liability company, joint stock company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

                    (ix) "PROSPECTUS" means the prospectus (including, without limitation, any preliminary prospectus and any final prospectus filed pursuant to Rule 424(b) under the Securities Act, including any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 430A under the Securities Act) included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

                    (x) "PURCHASE AGREEMENT" has the meaning ascribed thereto in the Recitals.

                    (xi) "REGISTRABLE SECURITIES" has the meaning ascribed thereto in the Recitals.

                    (xii) "REGISTRATION STATEMENT" means a registration statement of the Company filed on Form S-1 or S-3 or such other appropriate form under the Securities Act providing for the registration of, and the sale of Registrable Securities, including without limitation any Registration Statement providing for the registration of, and sale on a continuous or delayed basis by the holders of, the Registrable Securities pursuant to Rule 415 under the Securities Act, including the Prospectus contained therein and forming a part thereof, any amendments to such registration statement and supplements to such Prospectus, and all exhibits and other material incorporated by reference in such registration statement and Prospectus.

                    (XIII) "RESTRICTED SECURITY" means any share of Common Stock issued upon Conversion of the Company Notes or held by any Person, except for any such share that (i) has been registered pursuant to an effective Registration Statement under the Securities Act and sold in a manner contemplated by the Prospectus included in the Registration Statement, (ii) has been freely transferred in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto) or is freely transferable, together with all other Restricted Securities in one transaction, pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto), or (iii) otherwise has been transferred and a new share of

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          Common  Stock  not  subject  to any  transfer  restrictions  under the Securities Act has been delivered by or on behalf of the Company.

                    (XIV) "REQUIRED MAJORITY" means the Holders of a majority of the number of Registrable Securities then outstanding (for purposes of calculation, Company Notes shall be treated as if they have been converted into Registrable Securities).

                    (xv) "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and, regulations of the Commission thereunder, or any similar successor statute.

          (b) All capitalized terms used and not defined herein have the respective meaning assigned to them in the Purchase Agreement.

          Section 1.2 Registration Rights.


               (a) Piggyback Registration Rights. Subject to the terms and conditions of this Agreement, if the Company intends to file or desires to file a Registration Statement providing for the offering or resale of (i) Common Stock or (ii) any Registrable Securities (other than a registration (A) on Form S-8 or S-4 or any successor or similar forms, (B) relating to Common Stock or any other shares of capital stock of the Company issuable upon exercise of employee share options or in connection with any employee benefit or similar plan of the Company or (C) in connection with a direct or indirect acquisition by the Company of another Person or any transaction with respect to which Rule 145 (or any successor provision) under the Securities Act applies), the Company will notify the holder or holders of the Registrable Securities ("Holders") of the proposed filing at least 30 days prior to the filing of the Registration Statement, and will afford each Holder an opportunity to include in such Registration Statement all or any part of the Registrable Securities then held by such Holder. If any Holder desires to include in any such Registration Statement all or part of the Registrable Securities held by such Holder, such Holder shall, within 15 days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice, if the Holder has not already done so, shall inform the Company that the Holder has elected to convert some or all of its Company Notes pursuant to Section 10.7 of the Purchase Agreement, and of the number of Registrable Securities such Holder wishes to include in such Registration Statement.

               (b) Demand Registration Rights.

                  (i) Requests for Registration. Subject to Section 1.2(b)(ii), the Holders may request registration on a Registration Statement under the Securities Act of all or part of their Registrable Securities, as the case may be (a "Demand Registration"). Within ten days after receipt of any request pursuant to this Section 1.2(b)(i), the Company shall give written notice of such request to all other Holders and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 21 days after the Company's notice has been given.

                  (ii) Limits on the Number of Demand Registrations. The Holders may request only five (5) Demand Registrations and not more than one Demand Registration in any twelve month period. A registration will not count as a Demand Registration hereunder (x) (i) until it has become effective and (ii) unless the Holders of Registrable Securities requested to be included in such Demand Registration are able to register and sell all of the Registrable Securities requested to be included in such registration (provided, if such registration is made on Form S-1, such Registration Statement need only be effective for a period of 90 consecutive days) or (y) if the Company shall sell any Common Stock in the registration resulting from such Demand Registration (in which case the request for a Demand


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Registration shall be deemed a request for a Piggyback Registration pursuant to
Section 1.2(a)). The Company will pay all registration expenses in connection with (x) any Demand Registration requested hereunder and (y) any registration initiated as a Demand Registration requested hereunder which subsequently becomes other than a Demand Registration. The Company shall have no obligation to maintain the effectiveness of any registration statement on Form S-1 (or any successor form thereto) for a period of greater than 90 consecutive days, but all other Registration Statements shall remain in effect until the earlier of two years or the date all the Registrable Securities cease to be Restricted Securities.

               (c) The Company represents and warrants that it currently is eligible to use Form S-3 and meets all applicable requirements for its use. The Company shall use its commercially reasonable efforts to do any and all things, including but not limited to following the requirements of the rules, regulations and instructions promulgated by the Commission regarding Form S-3, necessary to maintain the Company's eligibility to file a Registration Statement on Form S-3 or any successor thereto. The Company shall use its commercially reasonable efforts not take any action that will limit, impair or otherwise prevent it from being eligible to use Form S-3 or any successor thereto.

               (d) Following any Conversion of Company Notes into Conversion Stock, upon written notice to the Company by any Holder holding Conversion Stock requesting that the Company effect a Registration Statement on Form S-3 or any successor thereto, with respect to the Conversion Stock, the Company shall (i) promptly give notice of the requested registration to all other Holders; and
(ii) as soon as reasonably practicable, but in no event later than 30 days from the receipt of the such Holder's notice by the Company, use all commercially reasonable efforts to file a Registration Statement on Form S-3 with respect to all Conversion Stock, including Conversion Stock issuable upon Conversion of Company Notes. In the event the Company is not eligible to file a Registration Statement on Form S-3, the Company shall file a Registration Statement on Form S-1. The Company shall use its commercially reasonable efforts to ensure the Registration Statement becomes effective within 90 days of the date of filing.

         Section 1.3 Effectiveness of Registration Statement. The Company shall use all commercially reasonable efforts to: (a) have the Registration Statement declared effective by the Commission no later than the later of November 30, 2005 or 90 days after the filing thereof and to maintain such effectiveness as provided herein; and (b) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective with respect to any Registrable Securities, until the until the earlier of two years or the date all the Registrable Securities cease to be Restricted Securities.

         Section 1.4 Information and Copies.

            (a) The Company shall furnish to each Holder electing to include its Common Stock in the Registration Statement such number of copies of the Registration Statement, each amendment and supplement thereto, the Prospectus, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by it.

            (b) The Company shall promptly notify each Purchaser whose Registrable Securities are included in the Registration Statement of the happening of any event as a result of which the Prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which it is made and shall use commercially reasonable efforts to prepare and file with the Commission, and promptly notify such Purchasers of the filing of, a supplement to such Prospectus or an amendment to the Registration Statement so that, as thereafter delivered to the purchasers of Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any



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material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made and in the case of an amendment to the Registration Statement, use reasonable best efforts to cause it to become effective as soon as possible. Each Purchaser shall promptly notify the Company of the happening of any event applicable to it, as a result of which the Prospectus contains an untrue statement of a material fact or omits to state any material fact stated therein or necessary to make the statements therein in relation to such Purchaser not misleading in light of the circumstances under which it is made. Upon receipt of any notice from the Company, or provision of any notice to the Company by any Purchaser, of the happening of any event of the kind described above, such Purchaser will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until such Purchaser's receipt of the copies of the supplemented or amended Prospectus, or until such Purchaser is advised in writing by the Company that the use of the Prospectus may be resumed.

            (c) The Company shall make available for inspection by each Purchaser, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant, or other agent retained by any Purchaser or any underwriter, all financial and other records of the Company (reasonably requested), the Company's applicable corporate documents and contracts as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, employees, and independent accountants to supply all information reasonably requested by any such Purchaser, as well as any underwriter, attorney, accountant, or agent in connection with the Registration Statement; provided, however, that each Purchaser agrees that information obtained by such Purchaser as a result of such inspections which constitutes confidential information is subject to the confidentiality provisions of Section 21 of the Purchase Agreement and is deemed confidential shall not be used by such Purchaser as the basis for any market transaction in the Company's securities unless and until such information is made generally available to the public, and each Purchaser shall use its best efforts to cause any attorney, accountant, or agent retained by such Purchaser to keep confidential any such information.

            (d) In the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Common Stock included in the Registration Statement for sale in any jurisdiction, the Company will promptly notify Purchasers of such and will use reasonable efforts to obtain the withdrawal of such order.

         Section 1.5 Listing of Registrable Securities. The Company shall cause all Registrable Securities to be listed on each securities exchange or other quotation service on which the Common Stock is then listed.

         Section 1.6 Underwritten Offering. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall include such information in the notice given pursuant to Section 1.2. In such event, the right of each Holder to registration pursuant to Section 1.2 shall be conditioned upon such Holder agreeing to participate in such underwriting and upon the inclusion of the Registrable Securities in the underwriting to the extent provided herein. Each Holder electing to include its Registrable Securities in such registration shall (together with the Company and other participating shareholders) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of this Section 1.6, if the underwriter shall, in good faith, advise the Company in writing that the offering contemplated thereby will be materially adversely affected by the inclusion of Registrable Securities, then the Company shall so advise such Holder and the other participating shareholders, and the number of shares of Registrable Securities and Common Stock (collectively, "Underwritten Securities") that may be included in the registration and underwriting shall be allocated first to the Company, if it is participating



                                       -5-
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in such registration and underwriting, second, pro rata among such Holders and other parties have registration rights previously granted by the Company, and, third, pro rata among the other participating shareholders, if any, in each case in proportion, as nearly as practicable, to the respective amounts of Underwritten Securities held by such Holder and participating shareholders at the time of filing the Registration Statement. The Company may only exercise this right once within any twelve-month period without the consent of the Required Majority.

         If such Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

         Section 1.7 Market Stand Off Agreement. By electing to include Registrable Shares in any registration pursuant to Section 1.2, each Holder so electing shall be deemed to have agreed, provided such Registrable Securities are included in the Registration Statement, not to effect any public sale or distribution of securities of the Company of the same or similar class or classes of the securities included in the Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, following the filing of a Registration Statement by the Company with the Commission in connection with a public offering of its securities and continuing until 90 days (or such longer period as the underwriter may request in connection with an underwritten offering but not to exceed 180 days) following the date such Registration Statement is declared effective by the Commission and in connection therewith such Holder agrees to execute and deliver such documents or instruments as the Company may reasonably request evidencing this agreement.

         Section 1.8 Nature of Sale. Notwithstanding any other provision of this Agreement, Common Stock shall only be treated as Registrable Securities if and so long as it remains a Restricted Security.

         Section 1.9 Reports Under Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act, or any other similar rule or regulation of the Commission that may at any time permit the Holders to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to use its commercially reasonable efforts to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144;

            (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and Exchange Act;

            (c) furnish to each Holder, so long as such Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, and (ii) a copy of the most recent annual or periodic report of the Company and such other reports and documents so filed by the Company, unless such reports and documents are publicly available on EDGAR; and

            (d) such other information as may be reasonably requested to permit such Holder to sell such securities pursuant to Rule 144 without registration unless such information is publicly available on EDGAR.

         Section 1.10 Other Securities. Nothing in this Agreement shall prevent the Company from registering securities other than Common Stock by filing a Registration Statement with the Commission.


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                                   ARTICLE 2

                       PURCHASER'S RIGHTS AND UNDERTAKINGS

         Section 2.1 Rights. Purchasers shall have the absolute right to exercise or refrain from exercising any right or rights they may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and Purchasers shall not incur any liability to any other holder of any of the Company's securities as a result of exercising or refraining from exercising any such right or rights.

         Section 2.2 Suspension of Sales. If any Registrable Securities are included in a Registration Statement pursuant to the terms of this Agreement, Purchasers will not (until further notice) effect sales thereof after receipt of written notice from the Company of the occurrence of an event specified in such notice in order to permit the Company to correct or update the Registration Statement or Prospectus.

         Section 2.3 Compliance. If any Registrable Securities are being registered in any registration pursuant to this Agreement, Purchasers will comply with all anti-stabilization, manipulation, and similar provisions of
Section 10 of the Exchange Act, and any rules promulgated thereunder by the Commission and, at the Company's request, will execute and deliver to the Company and to any underwriter participating in such offering an appropriate agreement to such effect.

         Section 2.4 Termination of Effectiveness. Following the end of the period during which the Company is obligated to keep the Registration Statement current and effective as described herein, to the extent Purchasers' Registrable Securities are included in the Registration Statement, Purchasers shall discontinue sales thereof pursuant to such Registration Statement, unless Purchasers have received written notice from the Company of its intention to continue the effectiveness of such Registration Statement with respect to any of such securities which remain unsold.

         Section 2.5 Furnish Information. It shall be a condition precedent to the Company's obligations to take any action pursuant to this Agreement with respect to the Registrable Securities that Purchasers shall furnish to the Company such information regarding Purchasers, the Registrable Securities held by Purchasers, and the intended method of disposition of such securities and such other information as shall be required to effect the registration of Purchasers' Registrable Securities or as the Company shall otherwise reasonably request. The obligations of the Company under this Agreement with respect to any Purchaser shall be suspended unless and until such Purchaser complies with this
Section 2.5. In connection with Purchasers' obligation to provide information the Company may request and the Purchasers agree to complete, execute and deliver to the Company a Stockholders Questionnaire providing the information required to register their Registrable Securities under the Securities Act for resale.

         Section 2.6 Underwritten Registration. Purchasers may not participate in any registration hereunder which is underwritten unless Purchasers: (a) agree to sell their securities on the basis provided in any underwriting arrangements approved by the Company; (b) complete and execute all customary questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements; and (c) agree to pay their pro rata share of all underwriting discounts and commissions and their own expenses (including, without limitation, counsel fees).

         Section 2.7 Delay of Registration. Purchasers shall not have any right to obtain or seek an injunction restraining or otherwise delaying the preparation of, or declaration of the effectiveness of, any



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Registration Statement initiated in accordance with the terms of this Agreement if such injunction is the result of any controversy that might arise with respect to the interpretation or implementation of these provisions.

                                   ARTICLE 3

                                 INDEMNIFICATION

         Section 3.1 Indemnification by the Company. The Company shall indemnify and hold harmless, with respect to any Registration Statement filed by it pursuant to this Agreement, to the fullest extent permitted by law, each Purchaser, as well as each Purchaser's agents, representatives and Affiliates (collectively, the "Purchaser Indemnified Parties") against all losses, claims, damages, liabilities, and expenses joint or several (including reasonable fees of counsel and any amounts paid in settlement effected with the Company's consent, which consent shall not be unreasonably withheld) (collectively, "Losses") to which any such Purchaser Indemnified Party may become subject under the Securities Act, the Exchange Act, any other federal law, any state or common law, any rule or regulation promulgated thereunder, or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) are caused by (a) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement in which such Registrable Securities were included as contemplated hereby or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (b) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) any violation by the Company of the Securities Act, the Exchange Act, any other federal law, any state or common law, or any rule or regulation promulgated thereunder in connection with any such registration; provided, however, that the Company shall not be liable to any such Purchaser Indemnified Party in any such case to the extent that any such Loss (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or amendment thereof or supplement thereto or in any such Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Purchaser Indemnified Party relating to such Purchaser Indemnified Party for use in the preparation thereof; and provided further, that the Company shall not be liable to any such Purchaser Indemnified Party with respect to any Prospectus to the extent that any such Loss of such Purchaser Indemnified Party results from the fact that such Purchaser Indemnified Party sold Registrable Securities to a person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company previously furnished copies thereof to such Purchaser Indemnified Party in compliance with this Agreement and the Loss of such Purchaser Indemnified Party results from an untrue statement or omission of a material fact contained in such Prospectus which was subsequently corrected in the Prospectus (or the Prospectus as amended or supplemented). Such indemnity and reimbursement of expenses and obligations shall remain in full force and effect regardless of any investigation made by or on behalf of the Purchaser Indemnified Parties and shall survive the transfer of such securities by such Purchaser Indemnified Parties.

         Section 3.2 Indemnification by Purchaser. Each Purchaser shall indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, and agents, and each person who controls the Company (within the meaning of the Securities Act)

(collectively, "Company Indemnified Parties") against all Losses to which any Company Indemnified Party may become subject under the Securities Act, the Exchange Act, any other federal law, any state or common law, any rule or regulation promulgated thereunder, or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) are caused by (a) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement in which such Registrable Securities were included as contemplated hereby or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (b) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, together with the documents expressly incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and in the cases described in clauses (a) and (b) of this Section 3.2, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by or on behalf of such Purchaser relating to such Purchaser for use in the preparation of the documents described in clauses
(a) and (b), (c) any violation by such Purchaser of the Securities Act, the Exchange Act, any other federal law, any state or common law, or any rule or regulation promulgated thereunder applicable to such Purchaser and relating to action of or inaction by such Purchaser in connection with any such registration, and (d) with respect to any Prospectus, the fact that such Purchaser sold Registrable Securities to a person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of any subsequent Prospectus (excluding the documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to such Purchaser in compliance with this Agreement and the Loss of such Company Indemnified Party results from an untrue statement or omission of a material fact relating to information provided by such Purchaser contained in such Prospectus which was corrected in the Prospectus (or the Prospectus as amended or supplemented). Such indemnity and reimbursement of expenses and obligations shall remain in full force and effect regardless of any investigation made by or on behalf of the Company Indemnified Parties and shall survive the transfer of securities by such Purchaser Indemnified Parties.

         Section 3.3 Conduct of Indemnification Proceedings. Promptly after receipt by an identified party hereunder of written notice of the commencement of any action, suit, proceeding, investigation, or threat thereof with respect to which a claim for indemnification may be made pursuant hereto, such indemnified party shall, if a claim in respect thereto is to be made against an indemnifying party, give written notice to the indemnifying party of the threat or commencement thereof; provided, however, that the failure to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If any such claim or action referred to hereunder is brought against any indemnified party and it then notifies the indemnifying party of the threat or commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (which counsel shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). The indemnifying party shall not be liable to an indemnified party hereunder for any legal expenses of counsel or any other expenses incurred by such indemnified party in connection with the defense thereof, unless the indemnifying party has failed to assume the defense of such claim or action or to employ counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnified party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The indemnifying party shall not be required to indemnify the indemnified party with respect to any amounts paid in settlement of any action, proceeding, or investigation entered into without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement without the consent of the indemnified party unless
(a) such judgment or settlement does not impose any obligation or liability upon the indemnified party other than the execution, delivery, or approval thereof, and (b) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release and discharge from all liability in respect of such claim and a full release of all persons that may be entitled to or obligated to provide indemnification or contribution under this Article.

         Section 3.4 Contribution. If the indemnification provided for herein is unavailable to or insufficient to hold harmless an indemnified party hereunder, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the Losses (or actions or proceedings in respect thereof) referred to herein in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements, omissions, actions, or inactions which resulted in such Losses. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party, any action or inaction by any such party, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, omission, action, or inaction. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action, suit, proceeding, investigation, or threat thereof with respect to which a claim for contribution may be made against an indemnifying party hereunder, such indemnified party shall, if a claim for contribution in respect thereto is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement thereof (if the notice specified herein has not been given with respect to such action); provided, however, that the failure to so notify the indemnifying party shall not relieve it from any obligation to provide contribution which it may have to any indemnified party hereunder, except to the extent that the indemnifying party is actually prejudiced by the failure to give notice. The parties hereto agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method of allocation which does not take account of equitable considerations referred to herein.

         If indemnification is available hereunder, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided herein, without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for herein. The provisions hereof shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party, and shall survive the transfer of securities by any such party.

                                   ARTICLE 4

                                  MISCELLANEOUS

         Section 4.1 Termination. The obligations under Article 1 shall terminate on the earlier of the date on which all Registrable Securities have been sold pursuant to a Registration Statement or all Conversion Stock is no longer a Restricted Security. Purchasers whose shares of Common Stock are sol pursuant to a Registration Statement shall reasonably inform the Company of sales of such shares and shall provide all such other information as the Company may reasonably request in order to comply with the requirements of the Securities Act and the rules and regulations promulgated thereunder, including, without limitation, Regulation S-K.

         Section 4.2 Assignment; Successors and Assigns. Purchasers may assign their rights hereunder with respect to any permitted assignee all or any portion of the Registrable Securities provided that (a) the Company is furnished with written notice of the name and address of the assignee and the securities with respect to which such rights are being assigned and all such other information as may be reasonably requested by the Company in order for the Company to be able to comply with applicable requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, and (b) the Company shall have the right to require any holder of Registrable Securities to execute a counterpart of this Agreement as a condition to such holder's right to claim any rights hereunder. This Agreement and all provisions thereof shall be binding upon, inure to the benefit of, and are enforceable by the parties hereto and their respective successors and permitted assigns.

         Section 4.3 Notices. All notices, requests, and other communications hereunder shall be in writing and will be deemed to have been duly given and received (a) when personally delivered, (b) when sent by facsimile upon confirmation of receipt, (c) four business days after the day on which the same has been delivered prepaid to a nationally recognized courier service, or (d) ten business days after the deposit in the United States mail, registered or certified, return receipt requested, postage prepaid, in each case addressed as follows:

               (a) if to the Company: then at CanArgo Energy Corporation, P.O. Box 291, St. Peter Port, Guernsey, Channel Islands, Attn: Corporate Secretary, facsimile number: +44 1481 729982 (with a copy to McGrigors, Pacific House, 70 Wellington Street, Glasgow G2 6SB, UK, Attn: Paul Davidson, facsimile number +44 141 204 1351); or

               (b) if addressed to a Purchaser, then at the address set forth on Schedule A attached hereto opposite such Purchaser's name.

         Purchasers or the Company may agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures reasonably approved by it; provided that approval of such procedures may be limited to particular notices or communications. Any party hereto from time to time may change its address, facsimile number, or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

         Section 4.4 Public Announcements. Except as otherwise required by law, Purchasers shall not issue any press release or make any other public announcement with respect to the transactions contemplated hereby without the approval of the Company, which approval shall not be unreasonably withheld or delayed.

         Section 4.5 Governing Law; Jurisdiction. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State. For the purposes of any action or proceeding involving this Agreement or any other agreement or document referred to herein or therein, the Company hereby, and shall cause its subsidiaries to, expressly submits to the nonexclusive jurisdiction of all federal and state courts sitting in the Borough of Manhattan, City and State of New York and consents that any order, process, notice of motion or other application to or by any of said courts or a judge thereof may be served within or without such court's jurisdiction by registered mail or by personal service, provided that a reasonable time for appearance is allowed. The Company hereby, and shall cause its subsidiaries to, irrevocably waives any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other agreement or document referred to herein or therein brought in any federal or state court sitting in the City and State of New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         Section 4.6 No Third Party Beneficiary. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

         Section 4.7 Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid, or otherwise unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 4.8 Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction, or effect.

         Section 4.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

         Section 4.10 Entire Agreement. This Agreement embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

         Section 4.11 Amendment; Waiver. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and a Required Majority of Holders.

         Section 4.12 Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

                            (SIGNATURE PAGES FOLLOW)

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by the undersigned, thereto duly authorized, as of the date first set forth above.

                                      CANARGO ENERGY CORPORATION


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------




                                      INGALLS & SNYDER VALUE PARTNERS L.P.


                                      ------------------------------------------
                                      Thomas O. Bouchar Jr.
                                      General Partner




                                      ------------------------------------------
                                      Nikolaos D. Monoyios




                                      ------------------------------------------
                                      Thomas L. Gipson




                                      ------------------------------------------
                                      Arthur Koenig




                                      ------------------------------------------
                                      Thomas L. Gipson IRA



Registration Rights Agreement

                                            ------------------------------------
                                            Evan Janovic




                                            ------------------------------------
                                            Arthur Ablin




                                            Fledgling Associates, LLC
                                            By: Hartz Trading, Inc., Manager

                                            ------------------------------------
                                            Edward Stern
                                            President




                                            ------------------------------------
                                            Adam Janovic




                                            ------------------------------------
                                            Neil Janovic




                                            ------------------------------------
                                            Anthony Corso




                                            ------------------------------------
                                            John Gilmer




                                            ------------------------------------
                                            Martin Solomon


Registration Rights Agreement

                                   SCHEDULE A


NAME OF PURCHASER                                                                     ADDRESS
-----------------                                                                     -------
INGALLS & SNYDER VALUE PARTNERS L.P.                                           INGALLS & SNYDER LLC
THOMAS O. BOUCHAR JR.                                                               61 BROADWAY
                                                                                NEW YORK, NY 10006

NIKOLAOS D. MONOYIOS                                                        C/O THOMAS O. BOUCHER, JR.
                                                                               INGALLS & SNYDER LLC
                                                                                    61 BROADWAY
                                                                                NEW YORK, NY 10006

THOMAS L. GIPSON                                                            C/O THOMAS O. BOUCHER, JR.
                                                                               INGALLS & SNYDER LLC
                                                                                    61 BROADWAY
                                                                                NEW YORK, NY 10006

ARTHUR KOENIG                                                               C/O THOMAS O. BOUCHER, JR.
                                                                               INGALLS & SNYDER LLC
                                                                                    61 BROADWAY
                                                                                NEW YORK, NY 10006

THOMAS L. GIPSON IRA                                                        C/O THOMAS O. BOUCHER, JR.
                                                                               INGALLS & SNYDER LLC
                                                                                    61 BROADWAY
                                                                                NEW YORK, NY 10006

EVAN JANOVIC                                                                C/O THOMAS O. BOUCHER, JR.
                                                                               INGALLS & SNYDER LLC
                                                                                    61 BROADWAY
                                                                                NEW YORK, NY 10006

ARTHUR ABLIN                                                                C/O THOMAS O. BOUCHER, JR.
                                                                               INGALLS & SNYDER LLC
                                                                                    61 BROADWAY
                                                                                NEW YORK, NY 10006

EDWARD STERN                                                                C/O THOMAS O. BOUCHER, JR.
                                                                               INGALLS & SNYDER LLC
                                                                                    61 BROADWAY
                                                                                NEW YORK, NY 10006

ADAM JANOVIC                                                                C/O THOMAS O. BOUCHER, JR.
                                                                               INGALLS & SNYDER LLC
                                                                                    61 BROADWAY
                                                                                NEW YORK, NY 10006

Registration Rights Agreement

NEIL JANOVIC                                                                C/O THOMAS O. BOUCHER, JR.
                                                                               INGALLS & SNYDER LLC
                                                                                    61 BROADWAY
                                                                                NEW YORK, NY 10006

ANTHONY CORSO                                                               C/O THOMAS O. BOUCHER, JR.
                                                                               INGALLS & SNYDER LLC
                                                                                    61 BROADWAY
                                                                                NEW YORK, NY 10006

JOHN GILMER                                                                 C/O THOMAS O. BOUCHER, JR.
                                                                               INGALLS & SNYDER LLC
                                                                                    61 BROADWAY
                                                                                NEW YORK, NY 10006

MARTIN SOLOMON                                                              C/O THOMAS O. BOUCHER, JR.
                                                                               INGALLS & SNYDER LLC
                                                                                    61 BROADWAY
                                                                                NEW YORK, NY 10006


Registration Rights Agreement